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As filed with the Securities and Exchange Commission on February 10, 2014

Registration No. 333-191850

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3
to

Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

AAR CORP.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3720 (Primary Standard Industrial Classification Code Number)	36-2334820 (I.R.S. Employer Identification No.)

One AAR Place
1100 N. Wood Dale Road
Wood Dale, Illinois 60191
(630) 227-2000
(Address, including zip code, and telephone number,
including area code, of Registrant's principal executive offices)

See Table of Additional Registrants Below

Robert J. Regan, Esq.
Vice President and General Counsel
AAR Corp.
One AAR Place
1100 N. Wood Dale Road
Wood Dale, Illinois 60191
(630) 227-2000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)	Copy to: Robert J. Minkus, Esq. Schiff Hardin LLP 233 S. Wacker Drive, Suite 6600 Chicago, Illinois 60606 (312) 258-5500

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

         If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         If applicable, place a ☒ in the box to designate the appropriate rule provision relied upon in conducting this transaction:

         Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer)    ☐

         Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

         The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 Table of Additional Registrants(1)(2)(3)

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
AAR Aircraft & Engine Sales & Leasing, Inc.	Illinois	36-3180893
AAR International Financial Services, L.L.C.	Illinois	36-4281013
AAR/SSB II, LLC	Illinois	36-4438985
AARIFS (304) LLC	Delaware	00-0000000
AARIFS (315) LLC	Delaware	00-0000000
AARIFS (662) LLC	Delaware	20-8824094
AARIFS (23734) LLC	Delaware	00-0000000
AARIFS (23779) LLC	Delaware	00-0000000
AARIFS (23780) LLC	Delaware	00-0000000
AARIFS (24750) LLC	Delaware	00-0000000
AARIFS (25092) LLC	Delaware	20-5949561
AARIFS (25093) LLC	Delaware	20-5950051
AARIFS A320 LLC	Delaware	20-3697195
AARIFS (342) LLC	Delaware	26-0229969
AARIFS (290) LLC	Delaware	00-0000000
AAR Aircraft Services, Inc.	Illinois	90-0168563
Aviation Maintenance Staffing, Inc.	Delaware	20-2466888
AAR Airlift Group, Inc.	Florida	59-3540727
AAR Landing Gear LLC	Florida	45-4127091
AAR International, Inc.	Illinois	36-2551481
AAR Australia, L.L.C.	Illinois	00-0000000
AAR Japan, Inc.	Illinois	38-3655764
Airinmar Holdings Limited(4)	England and Wales	00-0000000
Airinmar Group Limited(4)	England and Wales	00-0000000
Airinmar Limited(4)	England and Wales	00-0000000
Telair International GmbH(5)	Germany	00-0000000
Telair International AB(6)	Sweden	00-0000000
Nordisk Aviation Products AS(7)	Norway	00-0000000
AAR Manufacturing, Inc.	Illinois	38-2413129
Brown International Corporation	Alabama	63-0938781
EP Aviation, LLC	Delaware	54-2059107
AAR Parts Trading, Inc.	Illinois	36-3180895
AAR Power Services, Inc.	Illinois	36-4020610
AAR Allen Services, Inc.	Illinois	36-4020612

(1)
The address and telephone number for the principal executive offices of each of the Additional Registrants organized in the U.S. is One AAR Place, 1100 N. Wood Dale Road, Wood Dale, Illinois 60191, (630) 227-2000.

(2)
The name, address, including zip code, and telephone number, including area code, of agent for service for each of the Additional Registrants is Robert J. Regan, Esq., Vice President and General Counsel, AAR Corp., One AAR Place, 1100 N. Wood Dale Road, Wood Dale, Illinois 60191, (630) 227-2000.

(3)
Copies of communications to any Additional Registrant should be sent to Robert J. Minkus, Esq., Schiff Hardin LLP, 233 S. Wacker Drive, Suite 6600, Chicago, Illinois 60606, (312) 258-5500.

(4)
The address and telephone number for the principal executive offices of each of Airinmar Holdings Limited, Airinmar Group Limited and Airinmar Limited is 1 Ivanhoe Road, Hogwood Industrial Estate, Finchampstead, Wokingham, Berkshire, RG40 4QQ United Kingdom, +44 (0) 118 932 4018.

(5)
The address and telephone number for the principal executive offices of Telair International GmbH is Bodenschneidstraße 2, Miesbach, 83714 Germany, +49 (0) 8025 29-0.

(6)
The address and telephone number for the principal executive offices of Telair International AB is Porfyrvagen 14, Lund SE-24478, Sweden, +46 46 385 800.

(7)
The address and telephone number for the principal executive offices of Nordisk Aviation Products AS is Weidemanns Gate 8, Holmestrand 3080, Norway, +47 33 06 61 00.

EXPLANATORY NOTE

        This Amendment No. 3 is being filed for the purpose of filing Exhibits 5.3 and 5.4 to the Registration Statement (Registration No. 333-191850). No other changes or additions are being made to the Prospectus constituting Part I of the Registration Statement (not included herein) or to Part II of the Registration Statement.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers

        Article Fourteenth of AAR CORP.'s Restated Certificate of Incorporation provides that no director of AAR CORP. shall have personal liability to AAR CORP. or its stockholders for monetary damages for breach of fiduciary duty as a director, but this provision does not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to AAR CORP. or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 174 of the General Corporation Law of the State of Delaware (the "DGCL") or (d) for any transaction from which the director derived an improper personal benefit.

        Reference is made to Section 145 of the DGCL, which provides for indemnification of directors and officers in certain circumstances. Section 145 empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer, director, employee or agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director actually and reasonably incurred.

        Article Fifteenth of AAR CORP.'s Restated Certificate of Incorporation provides for indemnification of AAR CORP's officers and directors (and those serving in such capacity with another corporation at the request of AAR CORP.) to the fullest extent provided by the DGCL and other applicable laws as currently in effect and as they may be amended in the future.

        AAR CORP. has directors' and officers' liability insurance which provides, subject to certain policy limits, deductible amounts and exclusions, coverage for all persons who have been, are or may in the future be, directors or officers of AAR CORP against amounts which such persons must pay resulting from claims made against them by reason of their being such directors or officers during the policy period for certain breaches of duty, omissions or other acts done or wrongfully attempted or alleged.

        AAR CORP. has entered into Indemnification Agreements with each of its directors and executive officers containing, among other things, provisions similar to those in AAR CORP.'s Restated Certificate of Incorporation, including provisions requiring indemnification to the full extent permitted by the DGCL and the prompt advancement of expenses under certain circumstances. In addition, the Indemnification Agreements require AAR CORP. to maintain directors' and officers' liability insurance at specified levels, subject to certain exceptions, and, if such coverage is not maintained, to indemnify the directors and executive officers to the full extent of such coverage.

        The charters and other organizational documents of each of the Guarantor Registrants allow for indemnification of the directors and officers thereof to the fullest extent permissible under applicable law. Furthermore, as directors and officers of subsidiaries of AAR CORP., the directors and officers of each of the Guarantor Registrant's is entitled to indemnification by AAR CORP. to the same extent as directors and officers of AAR CORP. and are covered by AAR CORP.'s directors' and officers' liability insurance to the same extent as directors and officers of AAR CORP.

Item 21.    Exhibits and Financial Statement Schedules

        The Exhibits filed herewith are set forth on the Exhibit Index filed as part of this registration statement.

Item 22.    Undertakings

        (a)   Each of the undersigned Registrants hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in this registration statement after the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is a part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (5)
  That, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each of the undersigned registrants undertakes that in a primary offering of securities of such undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications such undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (i)
  Any preliminary prospectus or prospectus of such undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

  (ii)
  Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned registrant or used or referred to by such undersigned registrant;

  (iii)
  The portion of any other free writing prospectus relating to the offering containing material information about such undersigned registrant or its securities provided by or on behalf of such undersigned registrant; and

  (iv)
  Any other communication that is an offer in the offering made by such undersigned registrant to the purchaser.

        (b)   Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 each filing of AAR CORP.'s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Each of the undersigned registrants hereby undertakes:

          (1)   That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

          (2)   That every prospectus: (i) that is filed pursuant to the immediately preceding paragraph, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offering therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (d)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions or otherwise, the undersigned registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (e)   Each of the undersigned registrants hereby undertakes:

          (1)   To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in the documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          (2)   To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, AAR CORP. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AAR CORP.
By:	*
	Name:	David P. Storch
	Title:	Chairman and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AAR CORP., a Delaware corporation, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* David P. Storch	Chairman and Chief Executive Officer; Director (Principal Executive Officer)
* Timothy J. Romenesko	President and Chief Operating Officer; Director
* John C. Fortson	Vice President, Chief Financial Officer and Treasurer
* Michael J. Sharp	Vice President and Controller (Principal Accounting Officer)

Name	Title

* Anthony K. Anderson	Director
* Norman R. Bobins	Director
* Michael R. Boyce	Director
* Ronald R. Fogleman	Director
* James E. Goodwin	Director
* Patrick J. Kelly	Director
* Peter Pace	Director
* Marc J. Walfish	Director
* Ronald B. Woodard	Director
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each of the companies listed below has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AARIFS (304) LLC AARIFS (315) LLC AARIFS (23734) LLC AARIFS (23779) LLC AARIFS (23780) LLC AARIFS (25092) LLC AARIFS (25093) LLC
By:	*
	Name:	Dany Kleiman
	Title:	Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of the above listed registrants, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Dany Kleiman	Chief Executive Officer, Director/Manager (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each of the companies listed below has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014

AAR Aircraft & Engine Sales & Leasing Inc.
AAR International Financial Services, LLC
AAR Aircraft Services, Inc.
Aviation Maintenance Staffing, Inc.
AAR International, Inc.
AAR Australia, LLC.
AAR Japan, Inc.
Airinmar Holdings Limited
Airinmar Group Limited
Airinmar Limited
AAR Manufacturing, Inc.
Brown International Corporation
AAR Parts Trading, Inc.
AAR Power Services, Inc.
AAR Allen Services, Inc.
By:	*
	Name:	Timothy J. Romenesko
	Title:	President (and in the case of Airinmar Holdings Limited and Airinmar Group Limited, President of its ultimate parent company, AAR International Inc.)

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of the above listed registrants, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Timothy J. Romenesko	President, Director/Manager (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer Authorized U.S. Representative where applicable
* David P. Storch	Director/Manager
/s/ ROBERT J. REGAN Robert J. Regan	Director/Manager
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each of the companies listed below has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AAR Airlift Group, Inc. EP Aviation, LLC
By:	*
	Name:	Randy J. Martinez
	Title:	President and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of the above listed registrants, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Randy J. Martinez	President and Chief Executive Officer (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* David P. Storch	Director/Manager

Name	Title

/s/ ROBERT J. REGAN Robert J. Regan	Director/Manager
* Timothy J. Romenesko	Director/Manager
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each of the companies listed below has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AARIFS (662) LLC AARIFS (342) LLC
By:	*
	Name:	Dany Kleiman
	Title:	Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of the above listed registrants, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Dany Kleiman	Chief Executive Officer, Director/Manager (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* Jeffrey Fleishmann	Director/Manager
* Timothy J. Romenesko	Director/Manager
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, AARIFS (290) LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AARIFS (290) LLC
By:	*
	Name:	Dany Kleiman
	Title:	Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AARIFS (290) LLC, a Delaware limited liability company, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Dany Kleiman	Chief Executive Officer (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* David P. Storch	Manager of AAR International Financial Services, L.L.C., the sole member AARIFS A320 LLC, the sole member of the Registrant

Name	Title

* Timothy J. Romenesko	Manager of AAR International Financial Services, L.L.C., the sole member AARIFS A320 LLC, the sole member of the Registrant
/s/ ROBERT J. REGAN Robert J. Regan	Manager of AAR International Financial Services, L.L.C., the sole member AARIFS A320 LLC, the sole member of the Registrant
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, AARIFS (24750) LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AARIFS (24750) LLC
By:	*
	Name:	Dany Kleiman
	Title:	Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AARIFS (24750) LLC, a Delaware limited liability company, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Dany Kleiman	Chief Executive Officer (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* Timothy J. Romenesko	Director/Manager
* David P. Storch	Director/Manager
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, AAR/SSB II, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AAR/SSB II, LLC
By:	*
	Name:	Timothy J. Romenesko
	Title:	President of AAR International Financial Services, L.L.C., the sole member of the Registrant

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AAR/SSB II, LLC, a Delaware limited liability company, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* David P. Storch	Director/Manager of AAR International Financial Services, L.L.C., the sole member of the Registrant (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer

Name	Title

* Timothy J. Romenesko	President and Director/Manager of AAR International Financial Services, L.L.C., the sole member of the Registrant
/s/ ROBERT J. REGAN Robert J. Regan	Director/Manager of AAR International Financial Services, L.L.C., the sole member of the Registrant
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, AARIFS A320 LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AARIFS A320 LLC
By:	*
	Name:	Dany Kleiman
	Title:	Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AARIFS A320 LLC, a Delaware limited liability company, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Dany Kleiman	Chief Executive Officer (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* David P. Storch	Director/Manager of AAR International Financial Services, L.L.C., the sole member of the Registrant

Name	Title

* Timothy J. Romenesko	Director/Manager of AAR International Financial Services, L.L.C., the sole member of the Registrant
/s/ ROBERT J. REGAN Robert J. Regan	Director/Manager of AAR International Financial Services, L.L.C., the sole member of the Registrant
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, AAR Landing Gear LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

AAR Landing Gear LLC
By:	*
	Name:	Timothy J. Romenesko
	Title:	President

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AAR Landing Gear LLC, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Timothy J. Romenesko	President of AAR Landing Gear LLC; Director/Manager of AAR Airlift Group, Inc., sole member of the Registrant (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer
* David P. Storch	Director/Manager of AAR Airlift Group, Inc., sole member of the Registrant
/s/ ROBERT J. REGAN Robert J. Regan	Director/Manager of AAR Airlift Group, Inc., sole member of the Registrant
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Nordisk Aviation Products AS has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

Nordisk Aviation Products AS
By:	*
	Name:	Timothy J. Romenesko
	Title:	Principal Executive Offer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of Nordisk Aviation Products AS, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer Authorized U.S. Representative
* David P. Storch	Director
* Timothy J. Romenesko	Director (Principal Executive Officer)

Name	Title

* Heidi Oddvik	Director
* Ingar Aas Haug	Director
* Mathijs Pietronella Maria Van Vugt	Director
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Telair International GmbH has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

Telair International GmbH
By:	*
	Name:	Axel Hauner
	Title:	President & Managing Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of Telair International GmbH, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Axel Hauner	President & Managing Director (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer Authorized U.S. Representative
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Telair International AB has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wood Dale, State of Illinois, on this 10th day of February 2014.

Telair International AB
By:	*
	Name:	Anders Helmner
	Title:	President and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of Telair International AB, hereby constitutes and appoints David P. Storch, John C. Fortson and Robert J. Regan, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and including any filings pursuant to Rule 462(b) under the Securities Act of 1933) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed effective February 10, 2014 by the following persons in the capacities and on the dates indicated.

Name	Title

* Anders Helmner	President and Chief Executive Officer; Director (Principal Executive Officer)
* John C. Fortson	Principal Financial Officer
* Michael J. Sharp	Principal Accounting Officer Authorized U.S. Representative
* Timothy J. Romenesko	Director
* Axel Hauner	Director
* /s/ ROBERT J. REGAN Robert J. Regan Attorney-in-Fact

 EXHIBIT INDEX

	Index		Exhibits
4.	Instruments defining the rights of security holders	4.1	Indenture dated as of January 23, 2012, governing the 7.25% Senior Notes Due 2022, by and among AAR, certain subsidiary guarantors identified therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to AAR CORP.'s Current Report on Form 8-K dated January 23, 2012).
4.2
Supplemental Indenture dated as of November 30, 2012, by and among AAR, certain additional guarantors identified therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to AAR CORP.'s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2012).
		4.3	Form of 7.25% Note due 2022 (incorporated by reference to Exhibit 4.1 to AAR CORP.'s Current Report on Form 8-K dated April 16, 2013).
4.4
Registration Rights Agreement, dated as of April 15, 2013, among AAR, the guarantors identified therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBS Securities Inc. (incorporated by reference to Exhibit 4.2 to AAR CORP.'s Current Report on Form 8-K dated April 16, 2013).
5.	Opinion regarding legality	5.1	Opinion of Schiff Hardin LLP*
		5.2	Opinion of Winston & Strawn London LLP*
		5.3	Opinion of Graf von Westphalen**
		5.4	Opinion of Baker & McKenzie Advokatbyrå KB**
		5.5	Opinion of Arntzen de Besche Advokatfirma AS*
		5.6	Opinion of Sirote & Permutt, P.C.*
		5.7	Opinion of Carlton Fields Jorden Burt, P.A.*
12.	Statements re computation of ratios	12.1	Statement of computation of ratio of earnings to fixed charges*

	Index		Exhibits
23.	Consents of experts and counsel	23.1	Consent of Schiff Hardin LLP (included in its opinion filed as Exhibit 5.1)
		23.2	Consent of Independent Registered Public Accounting Firm*
		23.3	Consent of Winston & Strawn London LLP (included in its opinion filed as Exhibit 5.2)
		23.4	Consent of Graf von Westphalen (included in its opinion filed as Exhibit 5.3)
		23.5	Consent of Baker & McKenzie Advokatbyrå KB (included in its opinion filed as Exhibit 5.4)
		23.6	Consent of Arntzen de Besche Advokatfirma AS (included in its opinion filed as Exhibit 5.5)
		23.7	Consent of Sirote & Permutt, P.C. (included in its opinion filed as Exhibit 5.6)
		23.8	Consent of Carlton Fields Jorden Burt, P.A. (included in its opinion filed as Exhibit 5.7)
24.	Power of attorney	24.1	Powers of attorney are granted by the persons executing this registration statement as set forth on the signature page
25.	Statement of eligibility of Trustee	25.1	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee with respect to Senior Debt Securities*
99.	Additional exhibits	99.1	Form of Letter of Transmittal*
		99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*
		99.3	Form of Letter to Clients*
		99.4	Form of Tax Guidelines*

*
Previously filed

**
Filed herewith

QuickLinks

Table of Additional Registrants(1)(2)(3)
EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 20. Indemnification of Directors and Officers
  Item 21. Exhibits and Financial Statement Schedules
  Item 22. Undertakings
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